Tridan Corp.
                                       and
                  Tridan Corp. Employees Stock Ownership Trust

                                 Privacy Policy


      The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust ("ESOT") respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants. This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information. The words "we" and "us" refer to Tridan Corp. and the ESOT. The words "you" and "your" refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

      During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you. We collect this information from applications, verbal communications, and correspondence with you. We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf. We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

      We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

      We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

      We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances. For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

      On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements. We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

      We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you. We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

                          [LETTERHEAD OF TRIDAN CORP.]


July 12, 2002



Dear Shareholder:

The enclosed check represents a distribution of $.15 a share on Tridan Corp. stock held by you.

The following per share information is provided for your use in planning your current year's taxes:


                                           Current        Year to Date
                                        Distribution      Distribution
                                        ------------      ------------
Tax exempt income                       $        .14      $        .21
Taxable dividend income                           --                --
Long-term capital gain income                    .01               .01
                                        ------------      ------------
                                        $        .15      $        .22
                                        ============      ============


Sincerely,

/s/ Peter Goodman

Peter Goodman
President